SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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                         Date of report: August 23, 2006
                        (Date of earliest event reported)


                            eLEC COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)

                0-4465                                     13-2511270
          (Commission File No.)                         (I.R.S. Employer
                                                       Identification No.)

                          75 South Broadway, Suite 302
                          White Plains, New York 10601
               (Address of principal executive offices; zip code)

                                 (914) 682-0214
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written  communications  pursuant to Rule 425 under the  Securities
             Act (17 CFR 230.425)

         |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.   Regulation FD Disclosure

         On August 23, 2006, eLEC Communications Corp. ("eLEC") posted on its website a transcript of an interview conducted by IMS Inc., eLEC's public relations firm, with Mark Richards, the President and Chief Information Officer of eLEC's wholly-owned subsidiary, VoX Communications Corp. Copies of the transcript will be circulated to certain investors by IMS.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 7.01 Regulation FD." The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


Item 9.01    Financial Statements and Exhibits.

(d)      Exhibits.

99.1 Transcript of Interview with Mark Richards


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 eLEC COMMUNICATIONS CORP.


Date:  August 23, 2006                           By:      /s/ Paul H. Riss
                                                      -----------------------
                                                      Paul H. Riss
                                                      Chief Executive Officer


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